UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006

UNDER ARMOUR, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-51626	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, 3rd Floor, Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 454-6428

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Approval of Form of Award Agreements under Director Compensation Plan

On April 7, 2006, the Board of Directors of Under Armour, Inc. (the “Company”) adopted the Under Armour, Inc. 2006 Non-Employee Director Compensation Plan (“Director Compensation Plan”) and the Under Armour, Inc. 2006 Non-Employee Director Deferred Stock Unit Plan (“DSU Plan”), each effective May 31, 2006. The Company filed a Current Report on Form 8-K on April 13, 2006 describing the Director Compensation Plan and the DSU Plan and filed copies of each plan as an exhibit.

On May 31, 2006, the Compensation Committee of the Board of Directors approved the award of stock options, restricted stock units and deferred stock units as provided under the Director Compensation Plan and the DSU Plan and approved the forms of award agreement for stock options and restricted stock units under the Director Compensation Plan.

A copy of the forms of award agreement under the Director Compensation Plan are included as Exhibits 10.1 through 10.3 to this Form 8-K. The descriptions set forth in this report of the terms and conditions of the awards are qualified in their entirety by reference to the full text of such award agreements.

Approval of Restricted Stock Award to Lead Director

On May 3, 2006, the Board of Directors of the Company appointed A.B. Krongard as Lead Director of the Board, with responsibility for chairing the executive sessions of the non-management directors, serving as a liaison between non-management directors and the Company’s management, and other matters as directed by the Board.

On May 31, 2006, the Compensation Committee of the Board granted to Mr. Krongard 2,000 restricted shares of the Company’s Class A Common Stock as compensation for his services as Lead Director. The shares were granted under and in accordance with the terms and conditions of the Under Armour, Inc. 2005 Omnibus Long-Term Incentive Plan (the “2005 Plan”) and vest 100% on the date of the Company’s 2007 annual shareholder meeting, or earlier upon the Lead Director’s death or Disability, or upon a Change in Control, as such terms are defined in the 2005 Plan. The restricted stock will be forfeited if the Lead Director leaves the Board prior to vesting.

A copy of the form of award agreement for this grant is included as Exhibit 10.4 to this Form 8-K. The description set forth in this report of the terms and conditions of the award is qualified in its entirety by reference to the full text of such award agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 10.1: Form of Grant Award Agreement and Notice- Non-Employee Director Initial Restricted Stock Unit Grant

Exhibit 10.2: Form of Grant Award Agreement and Notice- Non-Employee Director Annual Restricted Stock Unit Grant

Exhibit 10.3: Form of Grant Award Agreement and Notice- Non-Employee Director Annual Stock Option Award

Exhibit 10.4: Form of Grant Award Agreement and Notice- Non-Employee Director Restricted Stock Grant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: June 6, 2006	By:	/s/ WAYNE A. MARINO
Wayne A. Marino Executive Vice President and Chief Financial Officer.